Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	2Q'16 vs. 2Q'15		Jun 30, 2016	Jun 30, 2015	YTD'16 vs. YTD'15
EARNINGS
Net interest income	$3,212	$3,209	$3,208	$3,103	$2,907	$305	10.5%	$6,421	$5,782	$639	11.1%
Retailer share arrangements	(664)	(670)	(734)	(723)	(621)	(43)	6.9%	(1,334)	(1,281)	(53)	4.1%
Net interest income, after retailer share arrangements	2,548	2,539	2,474	2,380	2,286	262	11.5%	5,087	4,501	586	13.0%
Provision for loan losses	1,021	903	823	702	740	281	38.0%	1,924	1,427	497	34.8%
Net interest income, after retailer share arrangements and provision for loan losses	1,527	1,636	1,651	1,678	1,546	(19)	(1.2)%	3,163	3,074	89	2.9%
Other income	83	92	87	84	120	(37)	(30.8)%	175	221	(46)	(20.8)%
Other expense	839	800	870	843	805	34	4.2%	1,639	1,551	88	5.7%
Earnings before provision for income taxes	771	928	868	919	861	(90)	(10.5)%	1,699	1,744	(45)	(2.6)%
Provision for income taxes	282	346	321	345	320	(38)	(11.9)%	628	651	(23)	(3.5)%
Net earnings	$489	$582	$547	$574	$541	$(52)	(9.6)%	$1,071	$1,093	$(22)	(2.0)%
Net earnings attributable to common stockholders	$489	$582	$547	$574	$541	$(52)	(9.6)%	$1,071	$1,093	$(22)	(2.0)%

COMMON SHARE STATISTICS
Basic EPS	$0.59	$0.70	$0.66	$0.69	$0.65	$(0.06)	(9.2)%	$1.28	$1.31	$(0.03)	(2.3)%
Diluted EPS	$0.58	$0.70	$0.65	$0.69	$0.65	$(0.07)	(10.8)%	$1.28	$1.31	$(0.03)	(2.3)%
Common stock price	$25.28	$28.66	$30.41	$31.30	$32.93	$(7.65)	(23.2)%	$25.28	$32.93	$(7.65)	(23.2)%
Book value per share	$16.45	$15.84	$15.12	$14.58	$13.89	$2.56	18.4%	$16.45	$13.89	$2.56	18.4%
Tangible common equity per share(1)	$14.46	$13.86	$13.14	$12.67	$12.06	$2.40	19.9%	$14.46	$12.06	$2.40	19.9%

Beginning common shares outstanding	833.8	833.8	833.8	833.8	833.8	—	—%	833.8	833.8	—	—%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.1	—	—	—	—	0.1	NM	0.1	—	0.1	NM
Shares repurchased	—	—	—	—	—	—	—%	—	—	—	—%
Ending common shares outstanding	833.9	833.8	833.8	833.8	833.8	0.1	—%	833.9	833.8	0.1	—%

Weighted average common shares outstanding	833.9	833.8	833.8	833.8	833.8	0.1	—%	833.9	833.8	0.1	—%
Weighted average common shares outstanding (fully diluted)	836.2	835.5	835.8	835.8	835.4	0.8	0.1%	835.8	835.2	0.6	0.1%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS(1)
(unaudited, $ in millions, except account data)
	Quarter Ended							Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	2Q'16 vs. 2Q'15		Jun 30, 2016	Jun 30, 2015	YTD'16 vs. YTD'15
PERFORMANCE METRICS
Return on assets(2)	2.4%	2.8%	2.7%	2.9%	2.9%		(0.5)%	2.6%	3.0%		(0.4)%
Return on equity(3)	14.6%	18.1%	17.5%	19.2%	19.2%		(4.6)%	16.3%	20.0%		(3.7)%
Return on tangible common equity(4)	16.6%	20.8%	20.1%	22.0%	22.2%		(5.6)%	18.7%	23.1%		(4.4)%
Net interest margin(5)	15.86%	15.76%	15.73%	15.97%	15.77%		0.09%	15.80%	15.75%		0.05%
Efficiency ratio(6)	31.9%	30.4%	34.0%	34.2%	33.5%		(1.6)%	31.1%	32.8%		(1.7)%
Other expense as a % of average loan receivables, including held for sale	5.04%	4.82%	5.28%	5.35%	5.37%		(0.33)%	4.92%	5.20%		(0.28)%
Effective income tax rate	36.6%	37.3%	37.0%	37.5%	37.2%		(0.6)%	37.0%	37.3%		(0.3)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.49%	4.70%	4.23%	4.02%	4.63%		(0.14)%	4.59%	4.56%		0.03%
30+ days past due as a % of period-end loan receivables(7)	3.79%	3.85%	4.06%	4.02%	3.53%		0.26%	3.79%	3.53%		0.26%
90+ days past due as a % of period-end loan receivables(7)	1.67%	1.84%	1.86%	1.73%	1.52%		0.15%	1.67%	1.52%		0.15%
Net charge-offs	$747	$780	$697	$633	$693	$54	7.8%	$1,527	$1,361	$166	12.2%
Loan receivables delinquent over 30 days(7)	$2,585	$2,538	$2,772	$2,553	$2,171	$414	19.1%	$2,585	$2,171	$414	19.1%
Loan receivables delinquent over 90 days(7)	$1,143	$1,212	$1,273	$1,102	$933	$210	22.5%	$1,143	$933	$210	22.5%

Allowance for loan losses (period-end)	$3,894	$3,620	$3,497	$3,371	$3,302	$592	17.9%	$3,894	$3,302	$592	17.9%
Allowance coverage ratio(8)	5.70%	5.50%	5.12%	5.31%	5.38%		0.32%	5.70%	5.38%		0.32%

BUSINESS METRICS
Purchase volume(9)	$31,507	$26,977	$32,460	$29,206	$28,810	$2,697	9.4%	$58,484	$51,949	$6,535	12.6%
Period-end loan receivables	$68,282	$65,849	$68,290	$63,520	$61,431	$6,851	11.2%	$68,282	$61,431	$6,851	11.2%
Credit cards	$65,511	$63,309	$65,773	$60,920	$58,827	$6,684	11.4%	$65,511	$58,827	$6,684	11.4%
Consumer installment loans	$1,293	$1,184	$1,154	$1,171	$1,138	$155	13.6%	$1,293	$1,138	$155	13.6%
Commercial credit products	$1,389	$1,318	$1,323	$1,380	$1,410	$(21)	(1.5)%	$1,389	$1,410	$(21)	(1.5)%
Other	$89	$38	$40	$49	$56	$33	58.9%	$89	$56	$33	58.9%
Average loan receivables, including held for sale	$66,943	$66,705	$65,406	$62,504	$60,094	$6,849	11.4%	$66,963	$60,124	$6,839	11.4%
Period-end active accounts (in thousands)(10)	66,491	64,689	68,314	62,831	61,718	4,773	7.7%	66,491	61,718	4,773	7.7%
Average active accounts (in thousands)(10)	65,531	66,134	64,892	62,247	60,923	4,608	7.6%	65,996	61,478	4,518	7.3%

LIQUIDITY
Liquid assets
Cash and equivalents	$11,787	$12,500	$12,325	$12,271	$10,621	$1,166	11.0%	$11,787	$10,621	$1,166	11.0%
Total liquid assets	$13,956	$14,915	$14,836	$15,305	$13,660	$296	2.2%	$13,956	$13,660	$296	2.2%
Undrawn credit facilities
Undrawn committed securitization financings	$7,025	$7,325	$6,075	$6,550	$6,125	$900	14.7%	$7,025	$6,125	$900	14.7%
Total liquid assets and undrawn credit facilities	$20,981	$22,240	$20,911	$21,855	$19,785	$1,196	6.0%	$20,981	$19,785	$1,196	6.0%
Liquid assets % of total assets	16.94%	18.27%	17.66%	19.30%	18.07%		(1.13)%	16.94%	18.07%		(1.13)%
Liquid assets including undrawn committed securitization financings % of total assets	25.47%	27.24%	24.90%	27.56%	26.17%		(0.70)%	25.47%	26.17%		(0.70)%

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Return on assets represents net earnings as a percentage of average total assets.
(3) Return on equity represents net earnings as a percentage of average total equity.
(4) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(5) Net interest margin represents net interest income divided by average interest-earning assets.
(6) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(7) Based on customer statement-end balances extrapolated to the respective period-end date.
(8) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(9) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	2Q'16 vs. 2Q'15		Jun 30, 2016	Jun 30, 2015	YTD'16 vs. YTD'15
Interest income:
Interest and fees on loans	$3,494	$3,498	$3,494	$3,379	$3,166	$328	10.4%	$6,992	$6,306	$686	10.9%
Interest on investment securities	21	22	15	13	11	10	90.9%	43	21	22	104.8%
Total interest income	3,515	3,520	3,509	3,392	3,177	338	10.6%	7,035	6,327	708	11.2%

Interest expense:
Interest on deposits	179	172	165	159	146	33	22.6%	351	283	68	24.0%
Interest on borrowings of consolidated securitization entities	59	58	56	54	53	6	11.3%	117	105	12	11.4%
Interest on third-party debt	65	81	80	76	71	(6)	(8.5)%	146	153	(7)	(4.6)%
Interest on related party debt	—	—	—	—	—	—	—%	—	4	(4)	(100.0)%
Total interest expense	303	311	301	289	270	33	12.2%	614	545	69	12.7%

Net interest income	3,212	3,209	3,208	3,103	2,907	305	10.5%	6,421	5,782	639	11.1%

Retailer share arrangements	(664)	(670)	(734)	(723)	(621)	(43)	6.9%	(1,334)	(1,281)	(53)	4.1%
Net interest income, after retailer share arrangements	2,548	2,539	2,474	2,380	2,286	262	11.5%	5,087	4,501	586	13.0%

Provision for loan losses	1,021	903	823	702	740	281	38.0%	1,924	1,427	497	34.8%
Net interest income, after retailer share arrangements and provision for loan losses	1,527	1,636	1,651	1,678	1,546	(19)	(1.2)%	3,163	3,074	89	2.9%

Other income:
Interchange revenue	151	130	147	135	123	28	22.8%	281	223	58	26.0%
Debt cancellation fees	63	64	62	61	61	2	3.3%	127	126	1	0.8%
Loyalty programs	(135)	(110)	(125)	(122)	(94)	(41)	43.6%	(245)	(172)	(73)	42.4%
Other	4	8	3	10	30	(26)	(86.7)%	12	44	(32)	(72.7)%
Total other income	83	92	87	84	120	(37)	(30.8)%	175	221	(46)	(20.8)%

Other expense:
Employee costs	301	280	285	268	250	51	20.4%	581	489	92	18.8%
Professional fees	154	146	165	162	156	(2)	(1.3)%	300	318	(18)	(5.7)%
Marketing and business development	107	94	128	115	108	(1)	(0.9)%	201	190	11	5.8%
Information processing	81	82	83	77	74	7	9.5%	163	137	26	19.0%
Other	196	198	209	221	217	(21)	(9.7)%	394	417	(23)	(5.5)%
Total other expense	839	800	870	843	805	34	4.2%	1,639	1,551	88	5.7%

Earnings before provision for income taxes	771	928	868	919	861	(90)	(10.5)%	1,699	1,744	(45)	(2.6)%
Provision for income taxes	282	346	321	345	320	(38)	(11.9)%	628	651	(23)	(3.5)%
Net earnings attributable to common shareholders	$489	$582	$547	$574	$541	$(52)	(9.6)%	$1,071	$1,093	$(22)	(2.0)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION(1)
(unaudited, $ in millions)
	Quarter Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Jun 30, 2016 vs. Jun 30, 2015
Assets
Cash and equivalents	$11,787	$12,500	$12,325	$12,271	$10,621	$1,166	11.0%
Investment securities	2,723	2,949	3,142	3,596	3,682	(959)	(26.0)%
Loan receivables:
Unsecuritized loans held for investment	44,854	41,730	42,826	38,325	36,019	8,835	24.5%
Restricted loans of consolidated securitization entities	23,428	24,119	25,464	25,195	25,412	(1,984)	(7.8)%
Total loan receivables	68,282	65,849	68,290	63,520	61,431	6,851	11.2%
Less: Allowance for loan losses	(3,894)	(3,620)	(3,497)	(3,371)	(3,302)	(592)	17.9%
Loan receivables, net	64,388	62,229	64,793	60,149	58,129	6,259	10.8%
Loan receivables held for sale	—	—	—	—	—	—	—%
Goodwill	949	949	949	949	949	—	—%
Intangible assets, net	704	702	701	646	575	129	22.4%
Other assets	1,833	2,327	2,080	1,679	1,640	193	11.8%
Total assets	$82,384	$81,656	$83,990	$79,290	$75,596	$6,788	9.0%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$46,220	$44,721	$43,215	$40,323	$37,539	$8,681	23.1%
Non-interest-bearing deposit accounts	207	256	152	140	143	64	44.8%
Total deposits	46,427	44,977	43,367	40,463	37,682	8,745	23.2%
Borrowings:
Borrowings of consolidated securitization entities	12,236	12,423	13,589	13,624	13,933	(1,697)	(12.2)%
Bank term loan	—	1,494	4,133	4,630	5,126	(5,126)	(100.0)%
Senior unsecured notes	7,059	6,559	6,557	5,560	4,569	2,490	54.5%
Related party debt	—	—	—	—	—	—	—%
Total borrowings	19,295	20,476	24,279	23,814	23,628	(4,333)	(18.3)%
Accrued expenses and other liabilities	2,947	2,999	3,740	2,855	2,708	239	8.8%
Total liabilities	68,669	68,452	71,386	67,132	64,018	4,651	7.3%
Equity:
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,370	9,359	9,351	9,431	9,422	(52)	(0.6)%
Retained earnings	4,364	3,875	3,293	2,746	2,172	2,192	100.9%
Accumulated other comprehensive income:	(20)	(31)	(41)	(20)	(17)	(3)	17.6%
Total equity	13,715	13,204	12,604	12,158	11,578	2,137	18.5%
Total liabilities and equity	$82,384	$81,656	$83,990	$79,290	$75,596	$6,788	9.0%

(1) In January 2016, we adopted ASU 2015-03, Interest–Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, which requires the presentation of deferred issuance costs related to a recognized debt liability as a direct deduction from the carrying amount of the debt liability. Accordingly, we have reclassified issuance costs associated with our borrowings and certain brokered deposits, from other assets, and reflected as a reduction of borrowings and interest-bearing deposit accounts, as applicable, for each period presented to conform to the current period presentation. Related selected financial metrics included within this Financial Data Supplement have also been updated where applicable to reflect this reclassification.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN(1)
(unaudited, $ in millions)

	Quarter Ended
	Jun 30, 2016			Mar 31, 2016			Dec 31, 2015			Sep 30, 2015			Jun 30, 2015
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,692	$14	0.48%	$12,185	$16	0.53%	$12,070	$9	0.30%	$11,059	$7	0.25%	$10,728	$6	0.22%
Securities available for sale	2,805	7	1.00%	2,995	6	0.81%	3,445	6	0.69%	3,534	6	0.67%	3,107	5	0.65%

Loan receivables:
Credit cards, including held for sale	64,269	3,432	21.48%	64,194	3,436	21.53%	62,834	3,432	21.67%	59,890	3,315	21.96%	57,588	3,106	21.63%
Consumer installment loans	1,235	28	9.12%	1,159	27	9.37%	1,163	26	8.87%	1,160	27	9.23%	1,101	26	9.47%
Commercial credit products	1,373	33	9.67%	1,313	35	10.72%	1,361	36	10.49%	1,400	36	10.20%	1,372	34	9.94%
Other	66	1	NM	39	—	—%	48	—	—%	54	1	NM	33	—	—%
Total loan receivables, including held for sale	66,943	3,494	20.99%	66,705	3,498	21.09%	65,406	3,494	21.19%	62,504	3,379	21.45%	60,094	3,166	21.13%
Total interest-earning assets	81,440	3,515	17.36%	81,885	3,520	17.29%	80,921	3,509	17.20%	77,097	3,392	17.46%	73,929	3,177	17.24%

Non-interest-earning assets:
Cash and due from banks	774			1,277			1,268			1,216			583
Allowance for loan losses	(3,729)			(3,583)			(3,440)			(3,341)			(3,285)
Other assets	3,209			3,256			3,133			2,869			2,758
Total non-interest-earning assets	254			950			961			744			56

Total assets	$81,694			$82,835			$81,882			$77,841			$73,985

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$45,490	$179	1.58%	$44,101	$172	1.57%	$42,079	$165	1.56%	$39,048	$159	1.62%	$35,816	$146	1.64%
Borrowings of consolidated securitization entities	12,291	59	1.93%	12,950	58	1.80%	13,550	56	1.64%	13,715	54	1.56%	14,011	53	1.52%
Bank term loan(2)	374	7	7.53%	2,565	24	3.76%	4,507	28	2.46%	4,878	29	2.36%	5,374	32	2.39%
Senior unsecured notes	6,809	58	3.43%	6,558	57	3.50%	5,810	52	3.55%	5,312	47	3.51%	4,568	39	3.42%
Related party debt	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Total interest-bearing liabilities	64,964	303	1.88%	66,174	311	1.89%	65,946	301	1.81%	62,953	289	1.82%	59,769	270	1.81%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	217			226			147			149			166
Other liabilities	3,046			3,534			3,396			2,859			2,750
Total non-interest-bearing liabilities	3,263			3,760			3,543			3,008			2,916

Total liabilities	68,227			69,934			69,489			65,961			62,685

Equity
Total equity	13,467			12,901			12,393			11,880			11,300

Total liabilities and equity	$81,694			$82,835			$81,882			$77,841			$73,985
Net interest income		$3,212			$3,209			$3,208			$3,103			$2,907

Interest rate spread(3)			15.48%			15.40%			15.39%			15.64%			15.43%
Net interest margin(4)			15.86%			15.76%			15.73%			15.97%			15.77%

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Average interest rate on liabilities calculated above utilizes monthly average balances. The effective interest rates for the Bank term loan for the quarters ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015 were 2.51%, 2.47%, 2.26%, 2.23%, and 2.21%, respectively. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(3) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(4) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN(1)
(unaudited, $ in millions)

	Six Months Ended Jun 30, 2016			Six Months Ended Jun 30, 2015
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,874	$30	0.51%	$11,006	$12	0.22%
Securities available for sale	2,893	13	0.90%	2,887	9	0.63%

Loan receivables:
Credit cards, including held for sale	64,363	6,868	21.46%	57,670	6,185	21.63%
Consumer installment loans	1,199	55	9.22%	1,081	51	9.51%
Commercial credit products	1,346	68	10.16%	1,345	70	10.50%
Other	55	1	NM	28	—	—%
Total loan receivables, including held for sale	66,963	6,992	21.00%	60,124	6,306	21.15%
Total interest-earning assets	81,730	7,035	17.31%	74,017	6,327	17.24%

Non-interest-earning assets:
Cash and due from banks	1,036			578
Allowance for loan losses	(3,661)			(3,282)
Other assets	3,246			2,710
Total non-interest-earning assets	621			6

Total assets	$82,351			$74,023

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$44,807	$351	1.58%	$35,445	$283	1.61%
Borrowings of consolidated securitization entities	12,648	117	1.86%	14,085	105	1.50%
Bank term loan(2)	1,466	31	4.25%	5,981	79	2.66%
Senior unsecured notes	6,701	115	3.45%	4,284	74	3.48%
Related party debt	—	—	—%	232	4	3.48%
Total interest-bearing liabilities	65,622	614	1.88%	60,027	545	1.83%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	217			153
Other liabilities	3,331			2,820
Total non-interest-bearing liabilities	3,548			2,973

Total liabilities	69,170			63,000

Equity
Total equity	13,181			11,023

Total liabilities and equity	$82,351			$74,023
Net interest income		$6,421			$5,782

Interest rate spread(3)			15.43%			15.41%
Net interest margin(4)			15.80%			15.75%

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Average interest rate on liabilities calculated above utilizes monthly average balances. The effective interest rates for the Bank term loan for the 6 months ended June 30, 2016 and June 30, 2015 were 2.48% and 2.21%, respectively. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(3) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(4) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS(1)
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Jun 30, 2016 vs. Jun 30, 2015
BALANCE SHEET STATISTICS
Total common equity	$13,715	$13,204	$12,604	$12,158	$11,578	$2,137	18.5%
Total common equity as a % of total assets	16.65%	16.17%	15.01%	15.33%	15.32%		1.33%

Tangible assets	$80,731	$80,005	$82,340	$77,695	$74,072	$6,659	9.0%
Tangible common equity(2)	$12,062	$11,553	$10,954	$10,563	$10,054	$2,008	20.0%
Tangible common equity as a % of tangible assets(2)	14.94%	14.44%	13.30%	13.60%	13.57%		1.37%
Tangible common equity per share(2)	$14.46	$13.86	$13.14	$12.67	$12.06	$2.40	19.9%

REGULATORY CAPITAL RATIOS(3)
	Basel III Transition
Total risk-based capital ratio(4)	19.8%	19.4%	18.1%	18.8%	18.6%
Tier 1 risk-based capital ratio(5)	18.5%	18.1%	16.8%	17.5%	17.3%
Tier 1 leverage ratio(6)	15.6%	14.8%	14.4%	14.6%	14.6%
Common equity Tier 1 capital ratio(7)	18.5%	18.1%	16.8%	17.5%	17.3%

	Basel III Fully Phased-in
Common equity Tier 1 capital ratio(7)	18.0%	17.5%	15.9%	16.7%	16.5%

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(3) Regulatory capital metrics at June 30, 2016 are preliminary and therefore subject to change. As a new savings and loan holding company, the Company historically has not been required by regulators to disclose capital ratios prior to December 31, 2015, and therefore these ratios are non-GAAP measures. See Reconciliation of Non-GAAP Measures and Calculation of Regulatory Measures for components of capital ratio calculations.

(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.
(7) Common equity Tier 1 capital ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated under Basel III rules. Common equity Tier 1 capital ratio (fully phased-in) is a preliminary estimate reflecting management’s interpretation of the final Basel III rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	2Q'16 vs. 2Q'15		Jun 30, 2016	Jun 30, 2015	YTD'16 vs. YTD'15
RETAIL CARD
Purchase volume(1)(2)	$25,411	$21,550	$26,768	$23,560	$23,452	$1,959	8.4%	$46,961	$41,862	$5,099	12.2%
Period-end loan receivables	$46,705	$45,113	$47,412	$43,432	$42,315	$4,390	10.4%	$46,705	$42,315	$4,390	10.4%
Average loan receivables, including held for sale	$45,861	$45,900	$44,958	$42,933	$41,303	$4,558	11.0%	$45,990	$41,302	$4,688	11.4%
Average active accounts (in thousands)(2)(3)	52,314	52,969	52,038	49,953	48,981	3,333	6.8%	52,798	49,513	3,285	6.6%

Interest and fees on loans(2)	$2,585	$2,614	$2,594	$2,508	$2,335	$250	10.7%	$5,199	$4,672	$527	11.3%
Other income(2)	$69	$79	$76	$70	$107	$(38)	(35.5)%	$148	$193	$(45)	(23.3)%
Retailer share arrangements(2)	$(656)	$(661)	$(723)	$(708)	$(606)	$(50)	8.3%	$(1,317)	$(1,257)	$(60)	4.8%

PAYMENT SOLUTIONS
Purchase volume(1)	$3,903	$3,392	$3,714	$3,635	$3,371	$532	15.8%	$7,295	$6,319	$976	15.4%
Period-end loan receivables	$13,997	$13,420	$13,543	$12,933	$12,194	$1,803	14.8%	$13,997	$12,194	$1,803	14.8%
Average loan receivables	$13,644	$13,482	$13,192	$12,523	$11,971	$1,673	14.0%	$13,584	$11,990	$1,594	13.3%
Average active accounts (in thousands)(3)	8,153	8,134	7,896	7,468	7,231	922	12.8%	8,148	7,251	897	12.4%

Interest and fees on loans	$467	$457	$462	$442	$412	$55	13.3%	$924	$815	$109	13.4%
Other income	$3	$4	$3	$5	$4	$(1)	(25.0)%	$7	$9	$(2)	(22.2)%
Retailer share arrangements	$(7)	$(7)	$(10)	$(13)	$(14)	$7	(50.0)%	$(14)	$(22)	$8	(36.4)%

CARECREDIT
Purchase volume(1)	$2,193	$2,035	$1,978	$2,011	$1,987	$206	10.4%	$4,228	$3,768	$460	12.2%
Period-end loan receivables	$7,580	$7,316	$7,335	$7,155	$6,922	$658	9.5%	$7,580	$6,922	$658	9.5%
Average loan receivables	$7,438	$7,323	$7,256	$7,048	$6,820	$618	9.1%	$7,389	$6,832	$557	8.2%
Average active accounts (in thousands)(3)	5,064	5,031	4,958	4,826	4,711	353	7.5%	5,050	4,714	336	7.1%

Interest and fees on loans	$442	$427	$438	$429	$419	$23	5.5%	$869	$819	$50	6.1%
Other income	$11	$9	$8	$9	$9	$2	22.2%	$20	$19	$1	5.3%
Retailer share arrangements	$(1)	$(2)	$(1)	$(2)	$(1)	$—	—%	$(3)	$(2)	$(1)	50.0%

TOTAL SYF
Purchase volume(1)(2)	$31,507	$26,977	$32,460	$29,206	$28,810	$2,697	9.4%	$58,484	$51,949	$6,535	12.6%
Period-end loan receivables	$68,282	$65,849	$68,290	$63,520	$61,431	$6,851	11.2%	$68,282	$61,431	$6,851	11.2%
Average loan receivables, including held for sale	$66,943	$66,705	$65,406	$62,504	$60,094	$6,849	11.4%	$66,963	$60,124	$6,839	11.4%
Average active accounts (in thousands)(2)(3)	65,531	66,134	64,892	62,247	60,923	4,608	7.6%	65,996	61,478	4,518	7.3%

Interest and fees on loans(2)	$3,494	$3,498	$3,494	$3,379	$3,166	$328	10.4%	$6,992	$6,306	$686	10.9%
Other income(2)	$83	$92	$87	$84	$120	$(37)	(30.8)%	$175	$221	$(46)	(20.8)%
Retailer share arrangements(2)	$(664)	$(670)	$(734)	$(723)	$(621)	$(43)	6.9%	$(1,334)	$(1,281)	$(53)	4.1%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)(2)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
COMMON EQUITY MEASURES
GAAP Total common equity	$13,715	$13,204	$12,604	$12,158	$11,578
Less: Goodwill	(949)	(949)	(949)	(949)	(949)
Less: Intangible assets, net	(704)	(702)	(701)	(646)	(575)
Tangible common equity	$12,062	$11,553	$10,954	$10,563	$10,054

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	282	281	280	291	293
Basel III - Common equity Tier 1 (fully phased-in)	$12,344	$11,834	$11,234	$10,854	$10,347
Adjustment related to capital components during transition	266	265	399	375	331
Basel III - Common equity Tier I (transition)	$12,610	$12,099	$11,633	$11,229	10,678

RISK-BASED CAPITAL
Common equity Tier 1	$12,610	$12,099	$11,633	$11,229	$10,678
Add: Allowance for loan losses includible in risk-based capital	890	869	898	833	804
Risk-based capital	$13,500	$12,968	$12,531	$12,062	$11,482

ASSET MEASURES
Total average assets	$81,694	$82,835	$81,882	$77,841	$73,985
Adjustments for:
Disallowed goodwill and other disallowed intangible assets, net of related deferred tax liabilities	(1,113)	(1,117)	(991)	(931)	(903)
Other	—	—	—	104	60
Total assets for leverage purposes	$80,581	$81,718	$80,891	$77,014	$73,142

Risk-weighted assets - Basel III (fully phased-in)(3)	$68,462	$67,697	$70,493	$65,125	$62,814
Risk-weighted assets - Basel III (transition)(3)	$68,188	$66,689	$69,224	64,090	61,829

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$16.45	$15.84	$15.12	$14.58	$13.89
Less: Goodwill	(1.14)	(1.14)	(1.14)	(1.14)	(1.14)
Less: Intangible assets, net	(0.85)	(0.84)	(0.84)	(0.77)	(0.69)
Tangible common equity per share	$14.46	$13.86	$13.14	$12.67	$12.06

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Regulatory measures at June 30, 2016 are presented on an estimated basis.
(3) Key differences between Basel III transitional rules and fully phased-in Basel III rules in the calculation of risk-weighted assets include, but not limited to, risk weighting of deferred tax assets and adjustments for certain intangible assets.